UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2013 (March 20, 2013)

Spindle, Inc.

(Exact name of registrant as specified in Charter)

Nevada	333-145088	20-8241820
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18835 North Thompson Peak Parkway

Scottsdale, AZ 85255

(Address of Principal Executive Offices)

480-335-7351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On March 20, 2013 (the “Closing Date”), Spindle, Inc. (“Spindle”) completed its acquisition of substantially all of the business assets (the “Assets”) of MeNetwork, Inc., a Delaware corporation (“MeNet”), pursuant to an Asset Purchase Agreement, dated March 1, 2013, by and between Spindle and MetNet (the “Agreement”).  The information disclosed in Item 1.01 of the Current Report on Form 8-K filed by Spindle on March 7, 2013 is incorporated herein by reference.

Other than in respect of the transaction contemplated by the Agreement, there is no material relationship between MeNet and Spindle or any of its affiliates, or any director or officer of Spindle, or any associate of any such director or officer.

Item 3.02  Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of the Current Report on Form 8-K filed by Spindle on March 7, 2013 and Item 2.01 of this Current Report is incorporated herein by reference. In conjunction with the acquisition of the Assets pursuant to the Agreement, Spindle relied on Rule 506 of Regulation D under the Securities Act of 1933, as amended, for the sale of 2,750,000 unregistered shares of Spindle’s voting common stock issued to the stockholders of MeNet in consideration of the acquisition of the Assets (the “Closing Share Consideration”), inasmuch as all the stockholders of MeNet are accredited investors and Spindle did not engage in any form of general advertisement or general solicitation in connection with the sale of such shares.  Pursuant to the Agreement, 350,000 shares out of the Closing Share Consideration will be held in escrow for a period of one year from the Closing Date.

Pursuant to the Agreement, Spindle elected to refrain from issuing 750,000 shares of common stock, which are to be issued on the earlier to occur of a change in control (as more specifically described in the Agreement) or 180 days after the Closing Date.

As of the date of this Current Report, Spindle has 22,669,347 shares of common stock issued and outstanding, including the Closing Share Consideration.

Item 7.01  Regulation FD Disclosure

On March 21, 2013, Spindle issued a press release announcing the closing of its acquisition of the Assets of MeNet. A copy of the press release is attached to this Current Report as Exhibit 99.1 and made a part of this Item 7.01.

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

The financial statements required by this Item are not included in this initial Current Report and will be filed by amendment of this Current Report within 71 days after the date on which this Current Report must be filed.

(b)  Pro Forma Financial Information

The pro forma financial information required by this Item is not included in this initial Current Report and will be filed by amendment of this Current Report within 71 days after the date on which this Current Report must be filed.

(d) Exhibits.

99.1     Press release issued March 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Spindle, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Spindle, Inc.
(Registrant)

Date: March 22, 2013	By:	/s/ William Clark
William Clark
President

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